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                                                                 EXHIBIT 10.10



                              BJ SERVICES COMPANY

                            BJ SERVICES COMPANY, USA

                         BJ SERVICE INTERNATIONAL, INC.

                        BJ SERVICES COMPANY MIDDLE EAST

                       SECOND AMENDMENT TO NOTE AGREEMENT

Re:                          Note Agreement Dated as of August 1,1991

                                      and

                         $30,000,000 9.20% Senior Notes

                               Due August 1, 1998


                                                                     Dated as of
                                                              September 19, l995
Principal Mutual Life Insurance Company
711 High Street
Des Moines, Iowa  50392-0800


Connecticut Mutual Life Insurance Company
140 Garden Street
Hartford, Connecticut  06154


Ladies and Gentlemen:

        Reference is made to the separate Note Agreements each dated as of August 1, 1991, as amended to the date hereof (collectively, the "Note Agreement"), between and among BJ Services Company, BJ Services Company, USA, BJ Service International, Inc., BJ Services Company Middle East, each a Delaware corporation (collectively, the "Constituent Companies"), and you, under and pursuant to which $30,000,000 aggregate principal amount of Senior Notes Due August 1, 1998 (the "Notes") were originally issued.

        The Constituent Companies desire to amend certain provisions of the Note Agreement in connection with the merger into BJ Services Company of The Western Company of North


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America, a Delaware corporation, and the entry by the Constituent Companies into the Credit Agreement dated as of April 13, 1995, among the Constituent Companies, other Subsidiary Borrowers from time to time party thereto, Bank of America National Trust and Savings Association, as Agent, Bank of America Illinois, individually and as Letter of Credit Issuing Bank, The Chase Manhattan Bank, N.A., individually and as Co-Agent, Credit Lyonnais Cayman Island Branch, individually and as Co-Agent, First Interstate Bank of Texas, N.A., individually and as Co-Agent, and the other financial institutions parties thereto. The Constituent Companies hereby request that you accept the amendments as set forth below in the manner herein provided.

SECTION 1.     AMENDMENTS TO SECTION 5 OF THE NOTE AGREEMENT.

        (a) Section 5 of the Note Agreement shall be and is hereby amended by deleting therefrom the following Sections: Sections 5.5 through 5.14, both inclusive.

        (b) Section 5.1 of the Note Agreement shall be, and is hereby amended to read, as follows:

                Each of the Constituent Companies will preserve and keep in full force and effect, and will cause each Restricted Subsidiary to preserve and keep in full force and effect, its respective corporate existence and all licenses and permits except where the failure to preserve or keep such licenses and permits would not have a materially adverse effect upon the properties, business or financial condition of the Company and its Restricted Subsidiaries, taken as a whole, provided that the foregoing shall not prevent any transaction otherwise permitted by this Agreement.

        (c) Section 5.3 of the Note Agreement shall be, and is hereby amended to read, as follows:

                Each of the Constituent Companies will promptly pay and discharge, and will cause each Restricted Subsidiary promptly to pay and discharge, all lawful taxes, assessments and governmental charges or levies imposed upon such Constituent Company or such


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    Restricted Subsidiary, respectively, or upon or in respect of all or any part of the property or business of such Constituent Company or such Restricted Subsidiary, all trade accounts payable in accordance with usual and customary business terms, and all claims for work, labor or materials, which if unpaid might become a Lien upon any property of such Constituent Company or such Restricted Subsidiary; provided such Constituent Company or such Restricted Subsidiary shall not be required to pay any such tax, assessment, charge, levy, account payable or claim if (i) the validity, applicability or amount thereof is being contested in good faith by appropriate actions or proceedings which will prevent the forfeiture or sale of any property of such Constituent Company or such Restricted Subsidiary or any material interference with the use thereof by such Constituent Company or such Restricted Subsidiary, and (ii) such Constituent Company or such Restricted Subsidiary shall set aside on its books, reserves deemed by it to be adequate with respect thereto. Each of the Constituent Companies will promptly comply and will cause each Restricted Subsidiary to comply with all laws, ordinances or governmental rules and regulations to which it is subject including, without limitation, the Occupational Safety and Health Act of 1970, as amended, ERISA and all laws, ordinances, governmental rules and regulations relating to environmental protection in all applicable jurisdictions, the violation of which could materially and adversely affect the properties, business or financial condition of the Company and its Restricted Subsidiaries, taken as a whole, or would result in any "Lien" (as defined for purposes of Section 8.01 of the Bank Credit Agreement, which
    Section 8.01 is incorporated into this Agreement by reference pursuant to the Second Amendment to Note Agreement) not permitted by said Section 8.01.

SECTION 2.    INCORPORATION OF CERTAIN COVENANTS.

        The following provisions of the Bank Credit Agreement in the form attached hereto are hereby incorporated by reference into the Note Agreement with the same force and effect as


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though therein set forth in full, in each case together with all related definitions set forth in the Bank Credit Agreement: Sections 8.01 through 8.05, both inclusive, Sections 8.08, 8.09, 8.10(a)(i) and (ii) (but only as such provisions pertain to the Western Indenture and the Western Subordinated Debentures), and Sections 8.12 through 8.16, both inclusive; provided, however, that the terms "Default" and "Event of Default" referred to in Section 8.03 and
Section 8.15 incorporated herein by reference shall refer to such terms as defined in the Note Agreement. All provisions incorporated by reference shall remain effective for purposes of the Note Agreement unless and until the Notes shall no longer remain outstanding.


SECTION 3.     AMENDMENTS TO SECTION 5.18 OF THE NOTE AGREEMENT.

        Section 5.18(f) of the Note Agreement shall be and is hereby amended to read as follows:

                (f) Officer's Certificates. Within the periods provided in paragraphs (a) and (b) above, a certificate of an authorized financial officer of the Company stating that such officer has reviewed the provisions of this Agreement and setting forth: (i) a compliance certificate in the form attached to the Bank Credit Agreement, and (ii) whether there existed as of the date of such financial statements and whether, to the best of such officer's knowledge, there exists on the date of the certificate or existed at any time during the period covered by such financial statements any Default or Event of Default and, if any such condition or event exists on the date of the certificate, specifying the nature and period of existence thereof and the action the Company is taking and proposes to take with respect thereto;

SECTION 4.     AMENDMENTS TO SECTION 6.1 OF THE NOTE AGREEMENT.

        (a) Sections 6.1(d) and (e) of the Note Agreement shall be and are hereby revised to change the references therein to "$1,000,000" from "$1,000,000" to "$10,000,000."


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        (b)    Section 6.1(f) of the Note Agreement shall be and is hereby deleted, and the following language shall be substituted therefor:

                (f)(i) The Constituent Companies or any other Borrower (as defined in the Bank Credit Agreement) shall fail to perform or observe any term, covenant or agreement contained in Sections 8.02, 8.03, 8.10,
        8.12 through 8.16, both inclusive, of the Bank Credit Agreement and incorporated herein by reference pursuant to that Second Amendment to Note Agreement or (ii) the Constituent Companies or any other Borrower shall fail to perform or observe any other term, covenant or agreement contained in any of Sections 8.01, 8.04, 8.05, 8.08 or 8.09 of the Bank Credit Agreement and incorporated herein by reference pursuant to that Second Amendment to Note Agreement, and such default shall continue unremedied for a period of 20 days after the earlier of (x) the date upon which a Responsible Officer of the Constituent Companies reasonably should have known of such default, or (y) the date upon which written notice thereof is given to the Constituent Companies by any holder of the Notes.

        (c) Section 6.1(i) of the Note Agreement shall be and is hereby revised to change the reference therein to "$500,000" from "$500,000" to "$10,000,000."

SECTION 5.    AMENDMENTS TO DEFINITIONS.

         The following definitions shall be added to Section 8.1 of the Note Agreement to read as follows:

                "Bank Credit Agreement" shall mean that certain Credit Agreement dated as of April 13, 1995 among the Constituent Companies, Bank of America National Trust and Savings Association, as Agent, and the other parties named therein in the form attached hereto (and without amendment or modification, except as may be subsequently consented to in writing by the holders of the Notes for purposes of this Agreement).


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                "Second Amendment to Note Agreement" shall mean that certain
        Second Amendment to Note Agreement dated as of September 19, 1995 by and among the Constituent Companies and the Purchasers.

SECTION 6.     MISCELLANEOUS.

           Section 6.1. Effective Date; Ratification. The amendments contemplated by this Second Amendment to Note Agreement shall be effective as of September 19, 1995. Except as amended herein, the terms and provisions of the Note Agreemen are hereby ratified, confirmed and approved in all respects.

           Section 6.2. Ratification of Original Note Agreements; Condition Precedent. Except as amended and restated herein, the terms and provisions of the Note Agreement and the Notes are hereby ratified, confirmed and approved in all respects.

           Section 6.3. Successors and Assigns. This Second Amendment to Note Agreement shall be binding upon the Constituent Companies and their successors and assigns and shall inure to the benefit of the holders of the Notes and to the benefit of their successors and assigns, including each successive holder or holders of any Notes.

           Section 6.4. Counterparts. This Second Amendment to Note Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together one and the same instrument.

           Section 6.5. Fees and Expenses. The Constituent Companies agree to pay all reasonable fees and expenses of the holders and special counsel to the holders (in an amount not to exceed $1,000) in connection with the preparation of this Second Amendment to Note Agreement.

           Section 6.6. No Legend Required. Any and all notices, requests, certificates and other instruments including, without limitation, the Notes, may refer to the Note Agreement without


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making specific reference to this Second Amendment to Note Agreement, but nevertheless all such references shall from and after the date hereof be deemed to include this Second Amendment to Note Agreement unless the context shall otherwise require.

        Section 6.7. Governing Law. This Second Amendment to Note Agreement shall be construed in accordance with and governed by the laws of the State of Connecticut.


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        IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment to Note Agreement as of the day and year first above written.



                                        BJ SERVICES COMPANY


                                        By       /s/     Taylor M. Whichard
                                                 ---------------------------
                                                 Its Treasurer


                                        By
                                                 ---------------------------
                                                 Its

                                        BJ SERVICES COMPANY, USA

                                        By       /s/     Taylor M. Whichard
                                                 ---------------------------
                                                 Its Treasurer

                                        By
                                                  --------------------------
                                                  Its

                                        BJ SERVICE INTERNATIONAL, INC.


                                        By       /s/     Taylor M. Whichard
                                                 ---------------------------
                                                 Its  Treasurer

                                        By
                                                 ---------------------------
                                                 Its

                                        BJ SERVICES COMPANY MIDDLE EAST


                                        By       /s/     Taylor M. Whichard
                                                 ---------------------------
                                                 Its Treasurer

                                        By
                                                 ---------------------------
                                                 Its






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Accepted as of September 19, 1995





                                         PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

                                         By       /s/     Shabnam B. Miglani
                                                  -----------------------------
                                                  Its Counsel



                                        By       /s/     Sarah J. Pitts
                                                 ------------------------------
                                                 Its Counsel

                                        Holder of $12,000,000 principal amount
                                        of Notes outstanding




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Accepted as of September________, 1995





                                        CONNECTICUT MUTUAL LIFE INSURANCE
                                        COMPANY


                                        By       /s/     K.D. Anderson
                                                 -----------------------------
                                                 Its Vice President

                                        Holder of $6,000,000 principal amount of Notes outstanding









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